Exhibit 99.2

Strictly Private & Confidential Project Sumtera Investor Presentation September 2025

Disclaimer

This presentation has been prepared by Helius Medical Technologies, Inc. ("Helius" or the "Company") solely for information purposes. The information contained in this presentation has been prepared solely to assist interested parties in making their own evaluation with respect to the proposed transaction involving the Company and for no other purpose. Each reader and each prospective investor is strongly encouraged to conduct their own independent investigation and verification of the information, opinions, and financial projections contained herein. This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended (the "Securities Act"). This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. No securities of the Company may be offered or sold in the United States without registration with the United States Securities and Exchange Commission (the "SEC") or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder.

The information in this presentation is strictly confidential. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.

Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein. By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation.

This presentation speaks as of the date hereof. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements refer to many things, including and not limited to, the participation of certain individuals, the future value of any digital asset and/or another cryptocurrency, the amount of the private placement, the ability to secure capital to execute the transaction, the managing of a sophisticated cryptocurrency treasury strategy, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward looking statements. There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, and vendors of the Company, and other risks. Historical facts are presented without intent to persuade. These statements can be recognized by the use of words such as "believe," "expect," "anticipate," "potential," "create," "intend," "could," "should," "would," "may," "plan," "seek", "will," "look," "future," "assume," "continue," or the negative of such terms or other variations thereof, or words of similar substance or meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward-looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward-looking statements to reflect future events or circumstances.

This presentation is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act, or "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient") in connection with a proposed private offering of securities of the Company.

All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein agree the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names.

The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Exchange Act and the rules and regulations promulgated thereunder and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The securities that are to be issued by the Company have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed on the merits of the proposed offering of securities or the adequacy or accuracy of this presentation.

Actual results may vary greatly from any assumptions or models built in reliance on this document. Results may vary due to market conditions, unforeseen circumstances, competition, a reduction in the demand for such a private placement, an unforeseen change in how regulators in the USA categorize SOL. The transaction contemplated herein is subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of SOL, the ongoing security of the Solana ecosystem, technical and custodial risks, our ability to execute on any of the contemplated transactions subject to SEC compliance and Nasdaq related rules, and other risks of loss.

Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind. Recipients should seek advice from their own advisors as to these matters.

For a description of the risks relating to an investment in the Company in connection with the offering, we refer you to "Risk Factors" in the Appendix to this presentation and risk factors discussed in documents that the Company has filed, or will file, with the SEC. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

Strictly Private & Confidential | 2

Strictly Private & Confidential Strictly Private & Confidential II. Why Solana 7 I. Executive Summary 4 IV. Appendix 20 III. Opportunity Overview 12

Strictly Private & Confidential Strictly Private & Confidential I. Executive Summary

5 Strictly Private & Confidential Finalizing LOI with und ation Project Sumtera: Accelerating Solana Adoption Combining DAT Expertise, Leading Capital Markets Execution, and Unique US + Asia Distribution Project Sumtera will partner with Pantera Capital and Summer Capital to create a market leading Solana digital asset treasury 1) Pantera Capital (July 31, 2025) Crypto Pioneer in Asia ▪ Early licensed fund manager in Hong Kong, investing in crypto since 2018 Capital Market Savvy ▪ Led by Joseph Chee, Head of UBS Asia Investment Banking for over 15 years Capital Distribution in Asia ▪ Tap into historically under allocated Asia institutional capital through long - standing relationships Long Term Solana Conviction ▪ Longtime partners to leadership at the Solana Foundation, including banking relationships DAT Pioneer Expertise ▪ Pantera invested in the first US DATs (DFDV, CEP) and is one of the most active investors, having invested over $300M in DATs Leading Wall Street Credibility ▪ First institutional fund solely dedicated to blockchain in 2013 ▪ TradFi x Main Street credibility and awareness with broad distribution Asset Management Experts ▪ $5B AUM (1) active alternative asset manager ▪ Maximize yield through differentiated strategies and counterparty relationships Long Term Solana Conviction ▪ Largest active investment across the firm

Transaction Summary

Ticker / Issuer	▪ Helius Medical Technologies, Inc. (NASDAQ: HSDT)
Capital Raise	▪ $500M Common Equity PIPE ▪ 1:1 Stapled Warrants ▪ $1,245M Total Notional Value
Stapled Warrants Features	▪ One stapled warrant per share of Common Equity purchased ▪ Warrants exercisable for shares of common stock at a 50% premium to PIPE Price; cash-only exercise ▪ Expires 36 months from the issuance date ▪ Issuer will have soft call option if the stock trades at or above 200% of deal price for 20 days within 30 consecutive trading days post effectiveness
Sponsors	▪ Pantera Capital and Summer Capital anchoring with a $167M cash investment
Implied PIPE mNAV[1]	▪ ~0.9x mNAV
Use of Proceeds	▪ SOL token accumulation strategy, general corporate purposes, and transaction expenses
Registration Rights	▪ Filing of resale registration statement within 30 days of issue date covering registration of PIPE shares and shares issuable from exercise of stapled warrants and pre-funded warrants
Lock-up Restriction	▪ 50% of PIPE shares will be freely tradeable upon the effectiveness of the registration statement ▪ Remaining 50% will be subject to an additional 30-day lock-up post the effectiveness of the registration statement

Governance	▪ Post-closing composition of Board of Directors and Management Team will be mutually determined by the Sponsors and existing management, subject to any applicable shareholder approval
	▪ New director nominees
	    ▪ Joseph Chee (Founder & Chairman, Summer Capital) – Executive Chairman
	    ▪ Cosmo Jiang (General Partner, Pantera Capital) – Director

Asset Manager	▪ Pantera Capital

Pro Forma Ownership	▪ Pro Forma Ownership at-close:
	    ▪ Basic Shares Outstanding: 1.3%
	    ▪ Strategic Advisor Warrants: 8.9%
	    ▪ PIPE Investors: 89.3%
	    ▪ Other: 0.4%

Placement Agent	▪ Clear Street

1) Fully diluted mNAV at deal price of $6.881; fully diluted capitalization includes 72,663,856 shares underlying stapled warrants as well as 10,899,578 shares underlying penny warrants issued to Sponsors

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Strictly Private & Confidential Strictly Private & Confidential II. Why Solana

SOLANA : Internet Capital Markets

The Fastest Blockchain	▪ **~3,500+ transactions per second** with **<400ms finality** and consistent uptime ▪ **<$0.01 fees per transaction** that enables high volume activities
The Most Widely Adopted Blockchain	▪ **7,500+ new developers** onboarded in 2024 ▪ **3.7M+ average daily active wallets** with **23B+ transactions YTD**
Financially Productive Asset with Asymmetric Upside	▪ **5% of BTC market cap** and **21% of ETH market cap** ▪ **7% native staking yield** with deflationary fee burning mechanism
Utilized by Blue-Chip Financial Institutions	▪ Tokenized Fund by **BlackRock, Apollo, Franklin Templeton** and more ▪ Payment rails adoption by **PayPal and Stripe**

Sources: Blockworks Research, Electric Capital Crypto Developer Report

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9 Strictly Private & Confidential is the Leading Blockchain Platform 40 50 60 70 80 90 100 110 120 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 0 2 4 6 8 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 0% 20% 40% 60% 80% 100% Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 SOL REV ETH REV 0 2000 4000 6000 2020 2021 2022 2023 2024 2025 3,000+ NEW DEVELOPERS SINCE 2024 ~3,500 TRANSACTIONS PER SECOND $0.00064 MEDIAN FEE PER TRANSACTION 113,899,515 AVERAGE DAILY TRANSACTIONS Source: Artemis, Blockworks, DeFiLlama, ElectricCapital & CoinMarketCap; Data as of or for the month of July 31, 2025 Solana Average Daily Transactions (M) Solana Daily Active Users (M) Monthly Active Developers SOL Relative Share of Real Economic Value

SOLANA is Being Adopted by Financial Institutions and FinTech Giants

Real World Asset Tokenization

- #6 blockchain by real world assets (RWA) market share with $500M assets tokenized[1]
- BlackRock and Franklin Templeton launched tokenized MMFs on Solana

Payment Rails

- PayPal launched PYUSD stablecoin on Solana to enable value transfer between crypto wallets and the PayPal ecosystems
- Stripe enables merchants to accept stablecoin payment through Solana, and offers fiat-to-crypto on-ramp services

FINANCIAL TIMES[2]

Big banks strike deal to move to solana blockchain

R3 reaches agreement with Solana Foundation in move to tokenise global stocks, bonds and funds

CoinMarketCap[3]

BlackRock Expands BUIDL to Solana as Tokenized Fund Surpasses $1.7 Billion

Supported By:

BlackRock, fiserv., Franklin Templeton, PayPal, stripe

1) RWA.xyz (August 31, 2025)
2) Financial Times (May 22, 2025)
3) CoinMarketCap (March 25, 2025)

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11 Strictly Private & Confidential chipper ’s Institutional Adoption at Inflection Point Solana Ethereum Bitcoin Metric 606,327,009 120,710,562 19,899,396 Total Supply 5,209,195 8,164,604 3,096,459 Total Institutional Holdings 3,440,000 2,329,611 1,742,781 Treasury Holdings 1,769,195 5,834,993 1,353,678 ETP Holdings 0.9% 6.8% 15.6% Total Institutional Holdings (% of Total Supply) 0.6% 1.9% 8.8% Treasury Holdings 0.3% 4.9% 6.8% ETP Holdings $925,986 $30,779,823 $364,208,562 Total Institutional Holdings ($000s) $611,494 $8,782,424 $204,987,644 Treasury Holdings $314,492 $21,997,399 $159,220,918 ETP Holdings Market Participation & Integration Ecosystem Visibility & Institutional Access 21 Ethereum ETFs 16 Public Companies Holding 43 Bitcoin ETFs 165 Public Companies Holding Solana ETFs Pending 5 Public Companies Holding Upside Potential $- $500 $1,000 $1,500 $2,000 $2,500 Solana Ethereum Bitcoin +368% +1,877% 1) CoinDesk (July 7, 2025) 2) VanEck (August 5, 2025) Market Cap Comparison ($B) (2) Institutional Crypto Holdings vs. Supply (2) Imminent Solana ETF Approval (1) ▪ SOL ETF approval deadline expected late September to early October 2025 which will bring institutional capital flows to the asset 1 Institutions are under - allocated to Solana ▪ Less than 1% of SOL currently held by institutions, compared to 7% for ETH and 16% for BTC 2 Solana offers asymmetric upside potential to institutions ▪ Meaningful upside relative to market cap of BTC and ETH ▪ Financially productive asset with over $3B annualized real economic value generated last quarter and 7% native staking yield 3 Adoption Drivers

Strictly Private & Confidential Strictly Private & Confidential III. Opportunity Overview

Project Sumtera's Core Engine: Maximizing SOL per Share

Expected Return Drivers


Solana-per-Share Growth (SPS)
mNAV Expansion
Token Price Increase
Holding Spot
Project Sumtera

Anticipated Strategy of Project Sumtera

1. **Capital Markets Activity**
   - Issue stock at a premium
   - Monetize volatility through convertible bonds, warrants and other securities
   - Accretive Consolidation of other DATs

2. **Income Generation**
   - Staking – capture inflation, Jito MEV, and validator block rewards
   - DeFi yield – provide liquidity and earn yield across leading Solana protocols
   - Operating business income

mNAV Expansion

- Higher Growth in Solana-per-Share (SPS) justifies a higher Market Cap / NAV ratio

Solana Price

- Historically the fastest growing blockchain with the highest transaction revenue
- Pending ETF approval is a catalyst to unlock institutional capital
- <1% of SOL supply is in DATs vs 5% of BTC and 4% of ETH[1]

Source: BitcoinTreasuries.net, SER News, Strategic SOL Reserve

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Case Study: BitMine Immersion Technologies (BMNR)

Transaction Overview

- BitMine Immersion (BMNR) launched in late June; Pantera was a strategic anchor investor
- BMNR has become the largest ETH DAT with 1.7M ETH acquired
- BMNR has returned ~12x for PIPE investors in 2 months and Project Sumtera seeks to build on the same playbook

BMNR Price Growth Contribution



$51.70
mNAV Expansion
ETH Price
Ether-per-Share (EPS)
$4.27
6/30/25
8/24/25

The Playbook:
Three Key Levers To Stock Price Growth

1. Token Per Share Growth – capital markets and income yield
2. Token Price Increase – catalysts for growth and the long-term investment merit of the underlying token
3. mNAV Expansion – higher growth in Tokens Per Share and token price justifies a higher premium to Net Asset Value

Note: There can be no assurance that investments made in the future will have similar characteristics or results
Source: Proprietary Analysis

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DATs Can Trade Above 1.0x mNAV

Ticker	Company Name	Price Per Share	Token	PF Market Cap ($B)	PF NAV ($B)	mNAV	First DAT Strategy Announcement	Performance Since Announcement
MSTR	MicroStrategy	$334.41	**BTC**	$106.2	$69.6	1.5x	Aug 2020	2690%
3350 T	Metaplanet	¥879.00	**BTC**	$4.3	$2.1	2.1x	Apr 2024	3060%
CEP	Twenty One Capital	$23.03	**BTC**	$8.8	$5.0	1.8x	Apr 2025	150%
NAKA	KindlyMD	$5.44	**BTC**	$3.0	$0.8	3.9x	May 2025	800%
ASST	Strive Asset Management	$6.15	**BTC**	$6.9	$1.5	4.6x	May 2025	200%
BMNR	BitMine Immersion Technologies	$43.62	**ETH**	$9.7	$7.6	1.3x	Jun 2025	1060%
SBET	Sharplink Gaming	$17.82	**ETH**	$3.0	$3.3	0.9x	May 2025	220%
BTBT	Bit Digital	$2.57	**ETH**	$0.8	$0.5	1.5x	Jun 2025	40%
ETHZ	ETHzilla	$2.81	**ETH**	$0.8	$0.8	1.0x	Jul 2025	100%
UPXI	Upexi	$7.23	**SOL**	$0.7	$0.4	1.7x	Apr 2025	210%
DFDV	DeFi Development Corp	$16.02	**SOL**	$0.6	$0.5	1.3x	Apr 2025	220%
STSS	Sharp Technologies	$13.55	**SOL**	$1.4	$0.7	2.0x	Aug 2025	80%
HODL CN	Sol Strategies	$7.29	**SOL**	$0.2	$0.1	1.9x	Sep 2024	735%
Mean						**2.0x**		**736%**
Median						**1.7x**		**220%**

Source: Bloomberg, Coingecko, Pantera Capital Analysis, Summer Capital Analysis as of August 29, 2025
Note: All figures are shown in USD unless otherwise indicated.
There can be no assurance that investments made in the future will have similar characteristics or results

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16 Strictly Private & Confidential Attractive Entry Point Company $13.55 $7.29 $7.23 $16.02 ~$6.88 Current Share Price $1,419M $161M $681M $630M ~$560M Pro Forma Market Cap - 420,706 2,000,518 1,831,011 ~2,500,000 # SOL Owned $693M $84M $400M $491M ~$500M $ SOL Owned 2.0x 1.9x 1.7x 1.3x ~0.9x Implied mNAV ~0.9x 1.7x 1.9x 2.0x 1.3x Project Sumtera Note: Project Sumtera fully diluted mNAV at deal price of $6.88 Source: Implied mNAV is calculated by dividing each company‘s market capitalization by the value of its Solana holdings, base d o n an SOL price of $200 for Sumtera. SOL Value reflects either reported holdings or projected SOL purchases assuming full use of capital raised. Market capitalizations are approximated using current share prices and assumed fully dil ute d shares outstanding. Dilution and SOL data were gathered from company filings, SEC disclosures, and financial databases as of August 29, 2025. These metrics are intended for comparative and illustrative analysis only and do not represe nt valuation guidance or investment recommendations

17 Strictly Private & Confidential The Company’s New Directors and Advisory Board New Director Nominees New Advisory Board Leadership team to be enhanced with new additions to the Board of Directors as well as creation of new Advisory Board ▪ Founder & Chairman of Summer Capital ▪ Vice Chairman of AMINA Bank ▪ Former Head of Investment Banking, Asia at UBS Cosmo Jiang Director ▪ General Partner at Pantera Capital ▪ Leads the firm’s DAT investment practice ▪ Former Managing Partner, Nova River ▪ Former Managing Director, Hitchwood Capital ▪ Previously worked at Apollo in private equity and in M&A at Evercore [To be Announced] Joseph Chee Executive Chairman Dan Morehead Pantera | Founder, CEO

18 Strictly Private & Confidential HSDT - at - a - Glance Overview Product Overview ▪ Founded in 2018 as a medical device company ▪ Headquartered in Newtown, PA with ~22 employees ▪ $0.0 million in revenue for the quarter ending June 30, 2025 ▪ ($8.8) million in net debt as of September 9, 2025 ▪ 800 million shares authorized as of June 17, 2025 ▪ Develops non - invasive neuromodulation devices to aid neurological recovery ▪ Uses tongue - based electrical stimulation to enhance rehabilitation ▪ Targets gait, balance, and motor deficits from MS, TBI, and stroke ▪ Advances regulatory approvals, payer reimbursement, and adoption in therapy centers Legacy intellectual property currently under strategic review Source: SEC filings, Company materials

HSDT Management Team and Board of Directors

Management Team



Dane C. Andreeff
President & Chief Executive Officer

- General Partner & Portfolio Manager at Maple Leaf Partners and President of Andreeff Equity Advisors



Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer & Secretary

- Seasoned public company executive and board director with extensive experience in biopharma and medtech



Antonella Favit-Van Pelt
Chief Medical Officer, MD, PHD

- Board-certified neurologist with 20+ years in drug development with former roles as Head of US Medical Strategy at Lundbeck and Head of Medical Affairs at Luitpold



Lawrence Picciano
SVP, Engineering, Quality & Regulatory Affairs

- Veteran medical-device leader with former roles spanning regulatory, quality, engineering, and clinical at Johnson & Johnson, Philips, St. Jude, and startups

Board of Directors



Blane Walter
Chairman of the Board



Dane C. Andreeff
Executive Director



Edward M. Straw
Director



Sherry Perkins
Director



Jeffrey S. Mathiesen
Executive Director



Paul Buckman
Director

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Strictly Private & Confidential Strictly Private & Confidential IV. Appendix

21 Strictly Private & Confidential Risk Factors ▪ The Company’s financial results and the market price of the Company’s shares of common equity may be affected by the prices o f S OL. ▪ Investing in SOL will expose the Company to certain risks associated with SOL, such as price volatility, limited liquidity an d t rading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks in herent in its electronic, virtual form and decentralized network. ▪ The Company will have broad discretion in how it executes its SOL strategy, including the timing of purchases and sale of SOL an d SOL - related products. The Company may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline. ▪ A significant decrease in the market value of the Company’s SOL holdings could adversely affect its ability to satisfy its fi nan cial obligations under debt financings. ▪ Unrealized fair value gains on its SOL holdings could cause the Company to become subject to the corporate alternative minimu m t ax under the Inflation Reduction Act of 2022. ▪ Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Com pan y’s business. SOL and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty. ▪ SOL is a highly volatile asset, and fluctuations in the price of SOL are likely to influence the Company’s financial results and the market price of the Company’s shares of common equity. ▪ SOL and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical unc ert ainty. ▪ The availability of spot exchange - traded products (“ETPs”) for other digital assets may adversely affect the market price of its listed securities. ▪ The Company’s SOL strategy will subject it to enhanced regulatory oversight. ▪ SOL trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues fo r more established asset classes. ▪ The concentration of SOL holdings may enhance the risks inherent in the Company’s SOL strategy. ▪ The Company’s SOL holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a sour ce of liquidity for it to the same extent as cash and cash equivalents. ▪ If the Company or its third - party service providers experience a security breach or cyber - attack and unauthorized parties obtain access to its SOL assets, the Company may lose some or all of its SOL assets and its financial condition and results of operations could be materially adversely affected. ▪ The Company will face risks relating to the custody of its SOL, including the loss or destruction of private keys required to ac cess its SOL and cyberattacks or other data loss relating to its SOL. ▪ Regulatory changes reclassifying SOL as a security could lead to the Company’s classification as an “investment company” unde r t he Investment Company Act of 1940 and could adversely affect the market price of SOL and the market price of the Company’s listed securities. ▪ The Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and ex cha nge - traded funds, or to obligations applicable to investment advisers. ▪ The Company’s SOL strategy exposes it to risk of non - performance by counterparties. Risks Related to the Company’s Business, SOL Strategy and Holdings

22 Strictly Private & Confidential Risk Factors (cont’d) ▪ The Company may be required to obtain the affirmative vote of shareholders in order to consummate this transaction. ▪ The Company intends to use the net proceeds from this offering to purchase SOL, the price of which has been, and will likely con tinue to be, highly volatile. ▪ The Company will have broad discretion in the use of the net proceeds from this offering and investors will not have the oppo rtu nity as of this process to assess whether the net proceeds are being used in a manner of which you approve. Risks Related to the Transaction

Thank You Strictly Private & Confidential